BY-LAWS
OF
MORGAN STANLEY NEW
YORK MUNICIPAL
MONEY MARKET TRUST
Amended and Restated as of
December 8, 2015
ARTICLE I
Definitions
   The terms "Commission,"
"Declaration," "Distributor,"
"Investment Adviser," "Majority
Shareholder Vote," "1940 Act,"
"Shareholder," "Shares," "Transfer
Agent," "Trust," "Trust Property,"
and "Trustees" have the respective
meanings given them in the
Declaration of Trust of Morgan
Stanley New York Municipal Money
Market Trust dated December 27,
1989, as amended from time to time.
ARTICLE II
Offices
   SECTION 2.1. Principal Office.
Until changed by the Trustees, the
principal office of the Trust in the
Commonwealth of Massachusetts
shall be in the City of Boston, County
of Suffolk.
   SECTION 2.2. Other Offices. In
addition to its principal office in the
Commonwealth of Massachusetts, the
Trust may have an office or offices in
the City of New York, State of New
York, and at such other places within
and without the Commonwealth as
the Trustees may from time to time
designate or the business of the Trust
may require.
ARTICLE III
Shareholders' Meetings
   SECTION 3.1. Place of
Meetings. Meetings of Shareholders
shall be held at such place, within or
without the Commonwealth of
Massachusetts, as may be designated
from time to time by the Trustees.
   SECTION 3.2. Meetings.
Meetings of Shareholders of the Trust
shall be held whenever called by the
Trustees or the President of the Trust
and whenever election of a Trustee or
Trustees by Shareholders is required
by the provisions of Section 16(a) of
the 1940 Act, for that purpose.
Meetings of Shareholders shall also
be called by the Secretary upon the
written request of the holders of
Shares entitled to vote not less than
twenty-five percent (25%) of all the
votes entitled to be cast at such
meeting, except to the extent
otherwise required by Section 16(c)
of the 1940 Act, as made applicable
to the Trust by the provisions of
Section 2.3 of the Declaration, the
Secretary shall inform such
Shareholders of the reasonable
estimated cost of preparing and
mailing such notice of the meeting,
and upon payment to the Trust of
such costs, the Secretary shall give
notice stating the purpose or purposes
of the meeting to all entitled to vote
at such meeting. No meeting need be
called upon the request of the holders
of Shares entitled to cast less than a
majority of all votes entitled to be
cast at such meeting, to consider any
matter which is substantially the same
as a matter voted upon at any meeting
of Shareholders held during the
preceding twelve months.
   SECTION 3.3. Notice of
Meetings. Written or printed notice of
every Shareholders' meeting stating
the place, date, and purpose or
purposes thereof, shall be given by
the Secretary not less than ten (10)
nor more than ninety (90) days before
such meeting to each Shareholder
entitled to vote at such meeting. Such
notice shall be deemed to be given
when deposited in the United States
mail, postage prepaid, directed to the
Shareholder at his address as it
appears on the records of the Trust.
   SECTION 3.4. Quorum and
Adjournment of Meetings. Except as
otherwise provided by law, by the
Declaration or by these By-Laws, at
all meetings of Shareholders, the
holders of a majority of the Shares
issued and outstanding and entitled to
vote thereat, present in person or
represented by proxy, shall be
requisite and shall constitute a
quorum for the transaction of
business. In the absence of a quorum,
the chairman of the meeting, an
officer of the Trust or the
Shareholders present or represented
by proxy and entitled to vote thereat
shall have the power to adjourn the
meeting from time to time. If the
power of Shareholders to adjourn is
invoked, then the affirmative vote of
the holders of a majority of the
Shares then present in person or
represented by proxy shall be
required to adjourn any meeting. Any
adjourned meeting may be
reconvened without further notice or
change in record date. At any
reconvened meeting at which a
quorum shall be present, any business
may be transacted that might have
been transacted at the meeting as
originally called. The chairman of the
meeting, an officer of the Trust or the
Shareholders present in person or
represented by proxy at any meeting
and entitled to vote thereat also shall
have the power to adjourn the
meeting from time to time if the vote
required to approve or reject any
proposal described in the original
notice of such meeting is not obtained
(with proxies being voted for or
against adjournment consistent with
the votes for and against the proposal
for which the required vote has not
been obtained).
    SECTION 3.5. Voting Rights,
Proxies. At each meeting of
Shareholders, each holder of record
of Shares entitled to vote thereat
shall be entitled to one vote in
person or by proxy for each Share
of beneficial interest of the Trust
and for the fractional portion of one
vote for each fractional Share
entitled to vote so registered in his
or her name on the records of the
Trust on the date fixed as the record
date for the determination of
Shareholders entitled to vote at such
meeting. Without limiting the
manner in which a Shareholder may
authorize another person or persons
to act for such Shareholder as proxy
pursuant hereto, the following shall
constitute a valid means by which a
Shareholder may grant such
authority:
(i)	A Shareholder may execute a
writing authorizing another
person or persons to act for such
Shareholder as proxy. Execution
may be accomplished by the
Shareholder or such
Shareholder's authorized officer,
director, employee, attorney-in-
fact or another agent signing
such writing or causing such
person's signature to be affixed
to such writing by any
reasonable means including, but
not limited to, by facsimile or
telecopy signature. No written
evidence of authority of a
Shareholder's authorized officer,
director, employee, attorney-in-
fact or other agent shall be
required; and
(ii)	A Shareholder may authorize
another person or persons to act
for such Shareholder as proxy by
transmitting or authorizing the
transmission of a telegram or
cablegram or by other means of
telephonic, electronic or
computer transmission to the
person who will be the holder of
the proxy or to a proxy
solicitation firm, proxy support
service organization or like
agent duly authorized by the
person who will be the holder of
the proxy to receive such
transmission, provided that any
such telegram or cablegram or
other means of telephonic,
electronic or computer
transmission must either set
forth or be submitted with
information from which it can be
determined that the telegram,
cablegram or other transmission
was authorized by the
Shareholder.
No proxy shall be valid after eleven
months from its date, unless
otherwise provided in the proxy. At
all meetings of Shareholders, unless
the voting is conducted by inspectors,
all questions relating to the
qualification of voters and the
validity of proxies and the acceptance
or rejection of votes shall be decided
by the chairman of the meeting. In
determining whether a telegram,
cablegram or other electronic
transmission is valid, the chairman or
inspector, as the case may be, shall
specify the information upon which
he or she relied. Pursuant to a
resolution of a majority of the
Trustees, proxies may be solicited in
the name of one or more Trustees or
Officers of the Trust. Proxy
solicitations may be made in writing
or by using telephonic or other
electronic solicitation procedures that
include appropriate methods of
verifying the identity of the
Shareholder and confirming any
instructions given thereby.
    SECTION 3.6. Vote Required.
Except as otherwise provided by law,
by the Declaration of Trust, or by
these By-Laws, at each meeting of
Shareholders at which a quorum is
present, all matters shall be decided
by Majority Shareholder Vote.
    SECTION 3.7. Inspectors of
Election. In advance of any meeting
of Shareholders, the Trustees may
appoint Inspectors of Election to act
at the meeting or any adjournment
thereof. If Inspectors of Election are
not so appointed, the chairman of any
meeting of Shareholders may, and on
the request of any Shareholder or his
proxy shall, appoint Inspectors of
Election of the meeting. In case any
person appointed as Inspector fails to
appear or fails or refuses to act, the
vacancy may be filled by
appointment made by the Trustees in
advance of the convening of the
meeting or at the meeting by the
person acting as chairman. The
Inspectors of Election shall
determine the number of Shares
outstanding, the Shares represented at
the meeting, the existence of a
quorum, the authenticity, validity and
effect of proxies, shall receive votes,
ballots or consents, shall hear and
determine all challenges and
questions in any way arising in
connection with the right to vote,
shall count and tabulate all votes or
consents, determine the results, and
do such other acts as may be proper
to conduct the election or vote with
fairness to all Shareholders. On
request of the chairman of the
meeting, or of any Shareholder or his
proxy, the Inspectors of Election shall
make a report in writing of any
challenge or question or matter
determined by them and shall execute
a certificate of any facts found by
them.
   SECTION 3.8. Inspection of
Books and Records. Shareholders
shall have such rights and procedures
of inspection of the books and
records of the Trust as are granted to
Shareholders under Section 32 of the
Business Corporation Law of the
Commonwealth of Massachusetts.
   SECTION 3.9. Action by
Shareholders Without Meeting.
Except as otherwise provided by law,
the provisions of these By-Laws
relating to notices and meetings to the
contrary notwithstanding, any action
required or permitted to be taken at
any meeting of Shareholders may be
taken without a meeting if a majority
of the Shareholders entitled to vote
upon the action consent to the action
in writing and such consents are filed
with the records of the Trust. Such
consent shall be treated for all
purposes as a vote taken at a meeting
of Shareholders.
   SECTION 3.10. Presence at
Meetings. Presence at meetings of
shareholders requires physical
attendance by the shareholder or his
or her proxy at the meeting site and
does not encompass attendance by
telephonic or other electronic means.
ARTICLE IV
Trustees
   SECTION 4.1. Meetings of the
Trustees. The Trustees may in their
discretion provide for regular or
special meetings of the Trustees.
Regular meetings of the Trustees may
be held at such time and place as
shall be determined from time to time
by the Trustees without further
notice. Special meetings of the
Trustees may be called at any time by
the President and shall be called by
the President or the Secretary upon
the written request of any two (2)
Trustees.
   SECTION 4.2. Notice of Special
Meetings. Written notice of special
meetings of the Trustees, stating the
place, date and time thereof, shall be
given not less than two (2) days
before such meeting to each Trustee,
personally, by telegram, by mail, or
by leaving such notice at his place of
residence or usual place of business.
If mailed, such notice shall be
deemed to be given when deposited
in the United States mail, postage
prepaid, directed to the Trustee at his
address as it appears on the records
of the Trust. Subject to the
provisions of the 1940 Act, notice or
waiver of notice need not specify the
purpose of any special meeting.
   SECTION 4.3. Telephone
Meetings. Subject to the provisions of
the 1940 Act, any Trustee, or any
member or members of any
committee designated by the
Trustees, may participate in a
meeting of the Trustees, or any such
committee, as the case may be, by
means of a conference telephone or
similar communications equipment if
all persons participating in the
meeting can hear each other at the
same time. Participation in a meeting
by these means constitutes presence
in person at the meeting.
   SECTION 4.4. Quorum, Voting
and Adjournment of Meetings. At all
meetings of the Trustees, a majority
of the Trustees shall be requisite to
and shall constitute a quorum for the
transaction of business. If a quorum
is present, the affirmative vote of a
majority of the Trustees present shall
be the act of the Trustees, unless the
concurrence of a greater proportion
is expressly required for such action
by law, the Declaration or these By-
Laws. If at any meeting of the
Trustees there be less than a quorum
present, the Trustees present thereat
may adjourn the meeting from time
to time, without notice other than
announcement at the meeting, until a
quorum shall have been obtained.
   SECTION 4.5. Action by
Trustees Without Meeting. The
provisions of these By-Laws covering
notices and meetings to the contrary
notwithstanding, and except as
required by law, any action required
or permitted to be taken at any
meeting of the Trustees may be taken
without a meeting if a consent in
writing setting forth the action shall
be signed by all of the Trustees
entitled to vote upon the action and
such written consent is filed with the
minutes of proceedings of the
Trustees.
   SECTION 4.6. Expenses and
Fees. Each Trustee may be allowed
expenses, if any, for attendance at
each regular or special meeting of the
Trustees, and each Trustee who is not
an officer or employee of the Trust or
of its investment manager or
underwriter or of any corporate
affiliate of any of said persons shall
receive for services rendered as a
Trustee of the Trust such
compensation as may be fixed by the
Trustees. Nothing herein contained
shall be construed to preclude any
Trustee from serving the Trust in any
other capacity and receiving
compensation therefor.
   SECTION 4.7. Execution of
Instruments and Documents and
Signing of Checks and Other Obliga-
tions and Transfers. All instruments,
documents and other papers shall be
executed in the name and on behalf
of the Trust and all checks, notes,
drafts and other obligations for the
payment of money by the Trust shall
be signed, and all transfer of
securities standing in the name of the
Trust shall be executed, by the
Chairman, the President, any Vice
President or the Treasurer or by any
one or more officers or agents of the
Trust as shall be designated for that
purpose by vote of the Trustees;
notwithstanding the above, nothing
in this Section 4.7 shall be deemed
to preclude the electronic
authorization, by designated persons,
of the Trust's Custodian (as
described herein in Section 9.1) to
transfer assets of the Trust, as
provided for herein in Section 9.1.
   SECTION 4.8. Indemnification
of Trustees, Officers, Employees and
Agents. (a) The Trust shall
indemnify any person who was or is
a party or is threatened to be made a
party to any threatened, pending, or
completed action, suit or
proceeding, whether civil, criminal,
administrative or investigative
(other than an action by or in the
right of the Trust) by reason of the
fact that he is or was a Trustee,
officer, employee, or agent of the
Trust. The indemnification shall be
against expenses, including
attorneys' fees, judgments, fines,
and amounts paid in settlement,
actually and reasonably incurred by
him in connection with the action,
suit, or proceeding, if he acted in
good faith and in a manner he
reasonably believed to be in or not
opposed to the best interests of the
Trust, and, with respect to any
criminal action or proceeding, had
no reasonable cause to believe his
conduct was unlawful. The
termination of any action, suit or
proceeding by judgment, order,
settlement, conviction, or upon a
plea of nolo contendere or its
equivalent, shall not, of itself, create
a presumption that the person did
not act in good faith and in a manner
which he reasonably believed to be
in or not opposed to the best
interests of the Trust, and, with
respect to any criminal action or
proceeding, had reasonable cause to
believe that his conduct was
unlawful.
   (b)	The Trust shall indemnify
any person who was or is a party or
is threatened to be made a party to
any threatened, pending or completed
action or suit by or on behalf of the
Trust to obtain a judgment or decree
in its favor by reason of the fact that
he is or was a Trustee, officer,
employee, or agent of the Trust. The
indemnification shall be against
expenses, including attorneys' fees
actually and reasonably incurred by
him in connection with the defense
or settlement of the action or suit, if
he acted in good faith and in a
manner he reasonably believed to be
in or not opposed to the best interests
of the Trust; except that no
indemnification shall be made in
respect of any claim, issue, or matter
as to which the person has been
adjudged to be liable for negligence
or misconduct in the performance of
his duty to the Trust, except to the
extent that the court in which the
action or suit was brought, or a court
of equity in the county in which the
Trust has its principal office,
determines upon application that,
despite the adjudication of liability
but in view of all circumstances of
the case, the person is fairly and
reasonably entitled to indemnity for
those expenses which the court shall
deem proper, provided such Trustee,
officer, employee or agent is not
adjudged to be liable by reason of his
willful misfeasance, bad faith, gross
negligence or reckless disregard of
the duties involved in the conduct of
his office.
   (c)	To the extent that a Trustee,
officer, employee, or agent of the
Trust has been successful on the
merits or otherwise in defense of any
action, suit or proceeding referred to
in subsection (a) or (b) or in defense
of any claim, issue or matter therein,
he shall be indemnified against
expenses, including attorneys' fees,
actually and reasonably incurred by
him in connection therewith.

   (d) (1) Unless a court orders
otherwise, any indemnification
under subsections (a) or (b) of this
section may be made by the Trust
only as authorized in the specific
case after a determination that
indemnification of the Trustee,
officer, employee, or agent is proper
in the circumstances because he has
met the applicable standard of
conduct set forth in subsections (a)
or (b).
(2) The determination shall
be made:
    (i)	By the Trustees, by a
majority vote of a quorum
which consists of Trustees
who were not parties to the
action, suit or proceeding; or
    (ii)	 If the required
quorum is not obtainable, or
if a quorum of disinterested
Trustees so directs, by
independent legal counsel in
a written opinion; or
    (iii)	By the
Shareholders.
   (3) Notwithstanding any
provision of this Section 4.8, no
person shall be entitled to
indemnification for any liability,
whether or not there is an
adjudication of liability, arising
by reason of willful misfeasance,
bad faith, gross negligence, or
reckless disregard of duties as
described in Section 17(h) and (i)
of the Investment Company Act
of 1940 ("disabling conduct"). A
person shall be deemed not liable
by reason of disabling conduct if,
either:
    (i) a final decision on
the merits is made by a
court or other body before
whom the proceeding was
brought that the person to
be indemnified
("indemnitee") was not
liable by reason of disabling
conduct; or
    (ii) in the absence of
such a decision, a reasonable
determination, based upon a
review of the facts, that the
indemnitee was not liable by
reason of disabling conduct,
is made by either-
   (A)	a majority of a
quorum of Trustees who
are neither "interested
persons" of the Trust, as
defined in Section
2(a)(19) of the
Investment Company
Act of 1940, nor parties
to the action, suit or
proceeding, or
   (B)	an independent
legal counsel in a
written opinion.
   (e) Expenses, including
attorneys' fees, incurred by a Trustee,
officer, employee or agent of the
Trust in defending a civil or criminal
action, suit or proceeding may be
paid by the Trust in advance of the
final disposition thereof if:
     (1)	authorized in the
specific case by the Trustees;
and
     (2)	the Trust receives an
undertaking by or on behalf of
the Trustee, officer, employee or
agent of the Trust to repay the
advance if it is not ultimately
determined that such person is
entitled to be indemnified by the
Trust; and
     (3)	either, (i) such person
provides a security for his
undertaking, or (ii) the Trust is
insured against losses by reason
of any lawful advances, or
 (iii) a determination, based
on a review of readily
available facts, that there is
reason to believe that such
person ultimately will be
found entitled to
indemnification, is made by
either-
   (A)	a majority of a
quorum which consists
of Trustees who are
neither "interested
persons" of the Trust, as
defined in Section
2(a)(19) of the 1940
Act, nor parties to the
action, suit or
proceeding, or
   (B)	an independent
legal counsel in a
written opinion.
   (f) The indemnification provided
by this Section shall not be deemed
exclusive of any other rights to which
a person may be entitled under any
by-law, agreement, vote of
Shareholders or disinterested Trustees
or otherwise, both as to action in his
official capacity and as to action in
another capacity while holding the
office, and shall continue as to a
person who has ceased to be a
Trustee, officer, employee, or agent
and inure to the benefit of the heirs,
executors and administrators of such
person; provided that no person may
satisfy any right of indemnity or
reimbursement granted herein or to
which he may be otherwise entitled
except out of the property of the
Trust, and no Shareholder shall be
personally liable with respect to any
claim for indemnity or
reimbursement or otherwise.
   (g)	The Trust may purchase and
maintain insurance on behalf of any
person who is or was a Trustee,
officer, employee, or agent of the
Trust, against any liability asserted
against him and incurred by him in
any such capacity, or arising out of
his status as such. However, in no
event will the Trust purchase
insurance to indemnify any officer or
Trustee against liability for any act
for which the Trust itself is not
permitted to indemnify him.
   (h)	Nothing contained in this
Section shall be construed to protect
any Trustee or officer of the Trust
against any liability to the Trust or to
its security holders to which he would
otherwise be subject by reason of
willful misfeasance, bad faith, gross
negligence or reckless disregard of
the duties involved in the conduct of
his office.
ARTICLE V
Committees
   SECTION 5.1. Executive and
Other Committees. The Trustees, by
resolution adopted by a majority of
the Trustees, may designate an
Executive Committee and/or
committees, each committee to
consist of two (2) or more of the
Trustees of the Trust and may
delegate to such committees, in the
intervals between meetings of the
Trustees, any or all of the powers of
the Trustees in the management of
the business and affairs of the Trust.
In the absence of any member of any
such committee, the members thereof
present at any meeting, whether or
not they constitute a quorum, may
appoint a Trustee to act in place of
such absent member. Each such
committee shall keep a record of its
proceedings.
   The Executive Committee and
any other committee shall fix its own
rules or procedure, but the presence
of at least fifty percent (50%) of the
members of the whole committee
shall in each case be necessary to
constitute a quorum of the committee
and the affirmative vote of the
majority of the members of the
committee present at the meeting
shall be necessary to take action.
   All actions of the Executive
Committee shall be reported to the
Trustees at the meeting thereof next
succeeding to the taking of such
action.
   SECTION 5.2. Advisory
Committee. The Trustees may appoint
an advisory committee which shall be
composed of persons who do not
serve the Trust in any other capacity
and which shall have advisory
functions with respect to the
investments of the Trust but which
shall have no power to determine that
any security or other investment shall
be purchased, sold or otherwise
disposed of by the Trust. The number
of persons constituting any such
advisory committee shall be
determined from time to time by the
Trustees. The members of any such
advisory committee may receive
compensation for their services and
may be allowed such fees and
expenses for the attendance at
meetings as the Trustees may from
time to time determine to be
appropriate.
   SECTION 5.3. Committee Action
Without Meeting. The provisions of
these By-Laws covering notices and
meetings to the contrary
notwithstanding, and except as
required by law, any action required
or permitted to be taken at any
meeting of any Committee of the
Trustees appointed pursuant to
Section 5.1 of these By-Laws may be
taken without a meeting if a consent
in writing setting forth the action
shall be signed by all members of the
Committee entitled to vote upon the
action and such written consent is
filed with the records of the
proceedings of the Committee.
ARTICLE VI
Officers
   SECTION 6.1. Executive
Officers. The executive officers of
the Trust shall be a Chairman, a
Principal Executive Officer, a
President, a Chief Financial Officer,
one or more Vice Presidents, a
Secretary and a Treasurer. The
Chairman shall be selected from
among the Trustees but none of the
other executive officers need be a
Trustee. Two or more offices, except
those of President and any Vice
President, may be held by the same
person, but no officer shall execute,
acknowledge or verify any instrument
in more than one capacity. The
executive officers of the Trust shall
be elected annually by the Trustees
and each executive officer so elected
shall hold office until his or her
successor is elected and has qualified.
   SECTION 6.2. Other Officers
and Agents. The Trustees may also
elect one or more Assistant Vice
Presidents, Assistant Secretaries and
Assistant Treasurers and may elect,
or may delegate to the Chairman the
power to appoint, such other officers
and agents as the Trustees shall at any
time or from time to time deem
advisable.
   SECTION 6.3. Term and
Removal and Vacancies. Each
officer of the Trust shall hold office
until his or her successor is elected
and has qualified. Any officer or
agent of the Trust may be removed
by the Trustees whenever, in their
judgment, the best interests of the
Trust will be served thereby, but
such removal shall be without
prejudice to the contractual rights,
if any, of the person so removed.
   SECTION 6.4. Compensation of
Officers. The compensation of
officers and agents of the Trust shall
be fixed by the Trustees, or by the
Chairman to the extent provided by
the Trustees with respect to officers
appointed by the Chairman.
   SECTION 6.5. Powers and
Duties. All officers and agents of the
Trust, as between themselves and the
Trust, shall have such authority and
perform such duties in the
management of the Trust as may be
provided in or pursuant to these By-
Laws or, to the extent not so
provided, as may be prescribed by the
Trustees; provided that no rights of
any third party shall be affected or
impaired by any such By-Law or
resolution of the Trustees unless such
third party has knowledge thereof.
   SECTION 6.6. The Chairman.
The Chairman shall preside at all
meetings of the Shareholders and of
the Trustees and shall perform such
other duties as the Trustees may from
time to time prescribe.
   SECTION 6.7. The President.
The President shall have general and
active management of the business
of the Trust. He or she shall see that
all orders and resolutions of the
Board of Trustees are carried into
effect. He or she shall have such
other duties as may be prescribed
from time to time by the Board of
Trustees. The President shall be
authorized to delegate to one or
more Vice Presidents such of his or
her powers and duties at such times
and in such manner as he or she may
deem advisable.
   SECTION 6.7.1. The Principal
Executive Officer. The Principal
Executive Officer shall be considered
the principal executive officer of the
Trust for purposes of Section 6 of the
Securities Act of 1933, as amended,
and shall have the responsibility
conferred upon the principal
executive officer of an issuer under
the Sarbanes-Oxley Act of 2002.
   SECTION 6.8. The Vice
Presidents. The Vice Presidents
shall be of such number and shall
have such titles as may be
determined from time to time by the
Trustees. The Vice President, or, if
there shall be more than one, the
Vice Presidents in such order as
may be determined from time to
time by the Trustees or the
Chairman, shall, in the absence or
disability of the President, exercise
the powers and perform the duties of
the President, and shall perform
such other duties as the Trustees or
the Chairman may from time to time
prescribe.
   SECTION 6.9. The Assistant Vice
Presidents. The Assistant Vice
President, or, if there shall be more
than one, the Assistant Vice
Presidents in such order as may be
determined from time to time by the
Trustees or the Chairman, shall
perform such duties and have such
powers as may be assigned them
from time to time by the Trustees or
the Chairman.
   SECTION 6.10. The Secretary.
The Secretary shall attend all
meetings of the Trustees and all
meetings of the Shareholders and
record all the proceedings of the
meetings of the Shareholders and of
the Trustees in a book to be kept for
that purpose, and shall perform like
duties for the standing committees
when required. He or she shall give,
or cause to be given, notice of all
meetings of the Shareholders and
special meetings of the Trustees, and
shall perform such other duties and
have such powers as the Trustees or
the Chairman may from time to time
prescribe. He or she shall keep in
safe custody the seal of the Trust and
affix or cause the same to be affixed
to any instrument requiring it, and,
when so affixed, it shall be attested
by his or her signature or by the
signature of an Assistant Secretary.
   SECTION 6.11. The Assistant
Secretaries. The Assistant Secretary,
or, if there shall be more than one, the
Assistant Secretaries in such order as
may be determined from time to time
by the Trustees or the Chairman,
shall, in the absence or disability of
the Secretary, perform the duties and
exercise the powers of the Secretary
and shall perform such duties and
have such other powers as the
Trustees or the Chairman may from
time to time prescribe.
   SECTION 6.12. The Treasurer.
The Treasurer shall perform such
duties as the Board of Trustees or the
President may from time to time
prescribe.
   SECTION 6.13. The Assistant
Treasurers. The Assistant Treasurer,
or, if there shall be more than one, the
Assistant Treasurers in such order as
may be determined from time to time
by the Trustees or the Chairman,
shall, in the absence or disability of
the Treasurer, perform the duties and
exercise the powers of the Treasurer
and shall perform such other duties
and have such other powers as the
Trustees or the Chairman may from
time to time prescribe.
   SECTION 6.14. The Chief
Financial Officer. The Chief
Financial Officer shall keep or cause
to be kept full and accurate accounts
of receipts and disbursements in
books belonging to the Trust, and he
or she shall render to the Trustees and
the President, whenever any of them
require it, an account of his or her
transactions as Chief Financial
Officer and of the financial condition
of the Trust, and he or she shall
perform such other duties as the
Trustees or the President may from
time to time prescribe. He or she shall
be considered the principal financial
officer of the Trust for purposes of
Section 6 of the Securities Act of
1933, as amended, and shall have the
responsibility conferred upon the
principal financial officer of an issuer
under the Sarbanes-Oxley Act of
2002.
   SECTION 6.15. Delegation of
Duties. Whenever an officer is absent
or disabled, or whenever for any
reason the Trustees may deem it
desirable, the Trustees may delegate
the powers and duties of an officer or
officers to any other officer or
officers or to any Trustee or Trustees.
ARTICLE VII
Dividends and Distributions
   Subject to any applicable
provisions of law and the
Declaration, dividends and
distributions upon the Shares may be
declared at such intervals as the
Trustees may determine, in cash, in
securities or other property, or in
Shares, from any sources permitted
by law, all as the Trustees shall from
time to time determine.
   Inasmuch as the computation of
net income and net profits from the
sales of securities or other properties
for federal income tax purposes may
vary from the computation thereof on
the records of the Trust, the Trustees
shall have power, in their discretion,
to distribute as income dividends and
as capital gain distributions,
respectively, amounts sufficient to
enable the Trust to avoid or reduce
liability for federal income taxes.
ARTICLE VIII
Certificates of Shares
   SECTION 8.1. Certificates of
Shares. Certificates for Shares of
each series or class of Shares shall be
in such form and of such design as
the Trustees shall approve, subject to
the right of the Trustees to change
such form and design at any time or
from time to time, and shall be
entered in the records of the Trust as
they are issued. Each such certificate
shall bear a distinguishing number;
shall exhibit the holders' name and
certify the number of full Shares
owned by such holder; shall be
signed by or in the name of the Trust
by the President, or a Vice President,
and countersigned by the Secretary or
an Assistant Secretary or the
Treasurer and an Assistant Treasurer
of the Trust; and shall contain such
recitals as may be required by law.
Where any certificate is signed by a
Transfer Agent or by a Registrar, the
signature of such officers may be
facsimile, printed or engraved. The
Trust may, at its option, determine
not to issue a certificate or certificates
to evidence Shares owned of record
by any Shareholder.
   In case any officer or officers
who shall have signed, or whose
facsimile signature or signatures shall
appear on, any such certificate or
certificates shall cease to be such
officer or officers of the Trust,
whether because of death, resignation
or otherwise, before such certificate
or certificates shall have been
delivered by the Trust, such
certificate or certificates shall,
nevertheless, be adopted by the Trust
and be issued and delivered as though
the person or persons who signed
such certificate or certificates or
whose facsimile signature or
signatures shall appear therein had
not ceased to be such officer or
officers of the Trust.
No certificate shall be issued for
any share until such share is
fully paid.
   SECTION 8.2. Lost, Stolen,
Destroyed and Mutilated
Certificates. The Trustees may direct
a new certificate or certificates to be
issued in place of any certificate or
certificates theretofore issued by the
Trust alleged to have been lost,
stolen or destroyed, upon
satisfactory proof of such loss, theft,
or destruction; and the Trustees may,
in their discretion, require the owner
of the lost, stolen or destroyed
certificate, or his legal
representative, to give to the Trust
and to such Registrar, Transfer
Agent and/or Transfer Clerk as may
be authorized or required to
countersign such new certificate or
certificates, a bond in such sum and
of such type as they may direct, and
with such surety or sureties, as they
may direct, as indemnity against any
claim that may be against them or
any of them on account of or in
connection with the alleged loss,
theft or destruction of any such
certificate.
ARTICLE IX
Custodian
   SECTION 9.1. Appointment and
Duties. The Trust shall at times
employ a bank or trust company
having capital, surplus and undivided
profits of at least five million dollars
($5,000,000) as custodian with
authority as its agent, but subject to
such restrictions, limitations and
other requirements, if any, as may be
contained in these By-Laws and the
1940 Act:
    (1)	to receive and hold the
securities owned by the Trust and
deliver the same upon written or
electronically transmitted order;
    (2)	to receive and receipt for
any moneys due to the Trust and
deposit the same in its own
banking department or elsewhere
as the Trustees may direct;
    (3)	to disburse such funds
upon orders or vouchers;
all upon such basis of compensation
as may be agreed upon between the
Trustees and the custodian. If so
directed by a Majority Shareholder
Vote, the custodian shall deliver and
pay over all property of the Trust held
by it as specified in such vote.
   The Trustees may also authorize
the custodian to employ one or more
sub-custodians from time to time to
perform such of the acts and services
of the custodian and upon such terms
and conditions as may be agreed
upon between the custodian and such
sub-custodian and approved by the
Trustees.
   SECTION 9.2. Central
Certificate System. Subject to such
rules, regulations and orders as the
Commission may adopt, the
Trustees may direct the custodian to
deposit all or any part of the
securities owned by the Trust in a
system for the central handling of
securities established by a national
securities exchange or a national
securities association registered with
the Commission under the Securities
Exchange Act of 1934, or such other
person as may be permitted by the
Commission, or otherwise in
accordance with the 1940 Act,
pursuant to which system all
securities of any particular class or
series of any issuer deposited within
the system are treated as fungible
and may be transferred or pledged
by bookkeeping entry without
physical delivery of such securities,
provided that all such deposits shall
be subject to withdrawal only upon
the order of the Trust.
ARTICLE X
Waiver of Notice
   Whenever any notice of the time,
place or purpose of any meeting of
Shareholders, Trustees, or of any
committee is required to be given in
accordance with law or under the
provisions of the Declaration or these
By-Laws, a waiver thereof in writing,
signed by the person or persons
entitled to such notice and filed with
the records of the meeting, whether
before or after the holding thereof, or
actual attendance at the meeting of
shareholders, Trustees or committee,
as the case may be, in person, shall be
deemed equivalent to the giving of
such notice to such person.
ARTICLE XI
Miscellaneous
   SECTION 11.1. Location of
Books and Records. The books and
records of the Trust may be kept
outside the Commonwealth of
Massachusetts at such place or places
as the Trustees may from time to time
determine, except as otherwise
required by law.
   SECTION 11.2. Record Date.
The Trustees may fix in advance a
date as the record date for the
purpose of determining the
Shareholders entitled to (i) receive
notice of, or to vote at, any meeting
of Shareholders, or (ii) receive
payment of any dividend or the
allotment of any rights, or in order
to make a determination of
Shareholders for any other proper
purpose. The record date, in any
case, shall not be more than one
hundred eighty (180) days, and in
the case of a meeting of
Shareholders not less than ten (10)
days, prior to the date on which such
meeting is to be held or the date on
which such other particular action
requiring determination of
Shareholders is to be taken, as the
case may be. In the case of a
meeting of Shareholders, the
meeting date set forth in the notice
to Shareholders accompanying the
proxy statement shall be the date
used for purposes of calculating the
180 day or 10 day period, and any
adjourned meeting may be
reconvened without a change in
record date. In lieu of fixing a
record date, the Trustees may
provide that the transfer books shall
be closed for a stated period but not
to exceed, in any case, twenty (20)
days. If the transfer books are closed
for the purpose of determining
Shareholders entitled to notice of a
vote at a meeting of Shareholders,
such books shall be closed for at
least ten (10) days immediately
preceding the meeting.
   SECTION 11.3. Seal. The
Trustees shall adopt a seal, which
shall be in such form and shall have
such inscription thereon as the
Trustees may from time to time
provide. The seal of the Trust may be
affixed to any document, and the seal
and its attestation may be
lithographed, engraved or otherwise
printed on any document with the
same force and effect as if it had been
imprinted and attested manually in
the same manner and with the same
effect as if done by a Massachusetts
business corporation under
Massachusetts law.
   SECTION 11.4. Fiscal Year. The
fiscal year of the Trust shall end on
such date as the Trustees may by
resolution specify, and the Trustees
may by resolution change such date
for future fiscal years at any time and
from time to time.
   SECTION 11.5. Orders for
Payment of Money. All orders or
instructions for the payment of
money of the Trust, and all notes or
other evidences of indebtedness
issued in the name of the Trust, shall
be signed by such officer or officers
or such other person or persons as the
Trustees may from time to time
designate, or as may be specified in
or pursuant to the agreement between
the Trust and the bank or trust
company appointed as Custodian of
the securities and funds of the Trust.
ARTICLE XII
Compliance with Federal
Regulations
   The Trustees are hereby
empowered to take such action as
they may deem to be necessary,
desirable or appropriate so that the
Trust is or shall be in compliance
with any federal or state statute, rule
or regulation with which compliance
by the Trust is required.
ARTICLE XIII
Amendments
   These By-Laws may be amended,
altered, or repealed, or new By-Laws
may be adopted, (a) by a Majority
Shareholder Vote, or (b) by the
Trustees; provided, however, that no
By-Law may be amended, adopted or
repealed by the Trustees if such
amendment, adoption or repeal
requires, pursuant to law, the
Declaration, or these By-Laws, a vote
of the Shareholders. The Trustees
shall in no event adopt By-Laws
which are in conflict with the
Declaration, and any apparent
inconsistency shall be construed in
favor of the related provisions in the
Declaration.
ARTICLE XIV
Declaration of Trust
   The Declaration of Trust
establishing Morgan Stanley New
York Municipal Money Market
Trust, dated December 27, 1989, a
copy of which, together with all
amendments thereto, is on file in the
office of the Secretary of the
Commonwealth of Massachusetts,
provides that the name Morgan
Stanley New York Municipal Money
Market Trust refers to the Trustees
under the Declaration collectively as
Trustees, but not as individuals or
personally; and no Trustee,
Shareholder, officer, employee or
agent of Morgan Stanley New York
Municipal Money Market Trust shall
be held to any personal liability, nor
shall resort be had to their private
property for the satisfaction of any
obligation or claim or otherwise, in
connection with the affairs of said
Morgan Stanley New York
Municipal Money Market Trust, but
the Trust Estate only shall be liable.
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